EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Pacific Office Properties Trust, Inc., a Maryland corporation, (the “Company”) on Form 10-K for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James M. Kasim, Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2009	By:	/s/ James M. Kasim
James M. Kasim
Chief Financial Officer